THE RBB FUND TRUST

Torray Equity Income Fund

(the “Fund”)

Supplement dated August 13, 2026

to the Prospectus and Statement of Additional Information, each dated December 31, 2025

This supplement serves as notification of the following change:

1.	Change in Portfolio Manager for the Fund

As part of the long-term succession plan for Torray Investment Partners LLC, the investment adviser to the Fund, Shawn M. Hendon has retired and no longer serves as co-portfolio manager of the Fund. Accordingly, all references to Mr. Hendon in the Fund's Prospectus and Statement of Additional Information are deleted. Jeffrey D. Lent and Brian R. Zaczynski, CFA, continue to serve as co-portfolio managers of the Fund and are jointly responsible for the day-to-day management of the Fund.

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Please retain this supplement for your reference.